                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)   June 3, 2003
                                                  ------------------------------


                   Structured Asset Securities Corporation II
                   ------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

Delaware                               333-100864                82-0569805
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(State or Other Jurisdiction          (Commission            (IRS Employer
of Incorporation)                      File Number)          Identification No.)

745 Seventh Avenue
New York, New York                                                 10019
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(Address of Principal Executive Offices)                         (Zip Code)


Registrant's telephone number, including area code (212) 526-7000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.
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         It is expected that on June 5, 2003, a single series of certificates, expected to be titled LB-UBS Commercial Mortgage Trust 2003-C3, Commercial Mortgage Pass-Through Certificates, Series 2003-C3 (the "Certificates"), will be issued pursuant to a pooling and servicing agreement (the "Pooling and Servicing Agreement"), to be entered into by and among Structured Asset Securities Corporation II (the "Registrant") and a master servicer, a special servicer, a trustee and a fiscal agent. It is expected that certain classes of the Certificates (the "Underwritten Certificates") will be registered under the Registrant's registration statement on Form S-3 (no. 333-100864) and sold to Lehman Brothers Inc. and UBS Warburg LLC, pursuant to an underwriting agreement between the Registrant and the Underwriters.

         In connection with the expected sale of the Underwritten Certificates, the Registrant has been advised that one or more prospective investors have been furnished with certain materials listed as Exhibit 99.1, that constitute "Computational Materials" (as defined in the no-action letter made available May 20, 1994 issued by the Division of Corporation Finance of the Securities and Exchange Commission (the "Commission") to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter made available May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) and/or "ABS Term Sheets" (as defined in the no-action letter made available February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association).

         For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials, listed as Exhibit 99.1 hereto are filed on Form SE dated June 3, 2003.



Item 7.  Financial Statements and Exhibits.
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(a)  Financial statements of businesses acquired:
     --------------------------------------------

         Not applicable.

(b)  Pro forma financial information:
     --------------------------------

         Not applicable.

(c)  Exhibits:
     --------

Exhibit No.    Description

99.1 Certain materials constituting Computational Materials and/ or ABS Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*















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* Filed on June 3, 2003, under cover of Form SE pursuant to and under rule 311 of Regulation S-T.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: June 3, 2003


                                   STRUCTURED ASSET SECURITIES
                                   CORPORATION II


                                   By: /s/ Precilla G. Torres
                                      --------------------------------
                                      Name:  Precilla G. Torres
                                      Title: Senior Vice President

                 EXHIBIT INDEX
               The following exhibit is filed on Form SE dated June 3, 2003:


Exhibit No.                                                                      Page No.
-----------                                                                      --------
99.1           Certain materials constituting Computational Materials and/or ABS
               Term Sheets prepared and disseminated in connection with the expected sale of the Underwritten Certificates.*
















---------------------------
* Filed on June 3, 2003, under cover of Form SE pursuant to and under rule 311 of Regulation S-T.

                         SIDLEY AUSTIN BROWN & WOOD LLP
                               787 Seventh Avenue
                            New York, New York 10019
                            Telephone: (212) 839-5300
                            Facsimile: (212) 839-5599




                                                    June 3, 2003



BY MODEM
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Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549



         Re:      LB-UBS Commercial Mortgage Trust,
                  Series 2003-C3
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Ladies and Gentlemen:

         On behalf of Structured Asset Securities Corporation II (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company's Current Report on Form 8-K, for Computational Materials in connection with the above-referenced transaction.

                                                    Very truly yours,

                                                    /s/ Adam C. Bentch
                                                    ------------------
                                                    Adam C. Bentch




Enclosure